UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2017

DELPHI AUTOMOTIVE PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Courteney Road

Hoath Way

Gillingham, Kent ME8 0RU

United Kingdom

(Address of principal executive offices)

Registrant’s telephone number, including area code:

011-44-163-423-4422

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 15, 2017, Delphi Automotive PLC (the “Company”) and Delphi Technologies PLC (“Delphi Technologies”), a subsidiary of the Company, entered into a separation and distribution agreement (the “Separation and Distribution Agreement”) to effect the separation of the Company’s Powertrain Systems segment into a new, independent publicly traded company. The Separation and Distribution Agreement governs certain aspects of the relationships between the Company and Delphi Technologies subsequent to the completion of the separation and provides for the allocation between the Company and Delphi Technologies of assets, liabilities and obligations attributable to periods prior to the separation. The Separation and Distribution Agreement also governs the Company’s distribution of 100% of the outstanding ordinary shares of Delphi Technologies on a pro rata basis to holders of record of ordinary shares of the Company to occur in connection with the separation (the “Spin-Off”).

The information statement attached hereto as Exhibit 99.1 provides a summary of the principal terms of the Separation and Distribution Agreement under the heading “Certain Relationships and Related Person Transactions—Agreements with Aptiv—Separation and Distribution Agreement.” Such information is incorporated herein by reference. The Separation and Distribution Agreement is also attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2017, the board of directors of the Company elected Frank J. Dellaquila and Colin J. Parris to serve on the board, effective immediately following the Spin-Off of the Company’s Powertrain Systems segment. Mr. Dellaquila will join the Company’s Audit and Finance Committees and Dr. Parris will join the Company’s Innovation and Technology Committee.

Mr. Dellaquila, 61, is the Senior Executive Vice President and Chief Financial Officer of Emerson Electric Co., a global technology and engineering company. He was appointed Senior Vice President and Chief Financial Officer in 2010, promoted to Executive Vice President in 2012 and to Senior Executive Vice President in 2016. Prior to that time, he held other executive positions at Emerson, which he joined in 1991. Mr. Dellaquila received a bachelor’s degree in accounting from Fordham University and a master’s degree in business administration from Columbia University.

Dr. Parris, 55, is the Vice President, GE Software Research for the General Electric Company, a position he has held since 2014. Prior to joining GE, he spent two decades at IBM in a variety of executive roles, serving most recently as Vice President, Systems Research in the IBM T.J. Watson Research Division from 2013 to 2014 and General Manager for IBM’s Power Systems business from 2010 to 2013. Dr. Parris received a bachelor’s degree in electrical engineering from Howard University, master’s degrees in electrical engineering and computer science from the University of California, Berkley, as well as in management from Stanford University. He also received a doctorate in electrical engineering from the University of California, Berkley.

Neither Mr. Dellaquila nor Dr. Parris has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company’s press release announcing the board of directors of the Company is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.3 hereto and incorporated herein by reference is a copy of a presentation to be used by the Company’s management team in a series of presentations to members of the investment community in anticipation of the Spin-Off of Delphi Technologies from the Company beginning on November 15, 2017.

The information, including Exhibit 99.3, in Item 7.01 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information, including Exhibit 99.3, in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise stated in such filing.

Item 8.01. Other Events.

On November 13, 2017, the Company issued a press release announcing that its board of directors has authorized the distribution of 100% of the outstanding Delphi Technologies ordinary shares to holders of record of ordinary shares of the Company as of the close of business on November 22, 2017 (the “Record Date”). Each holder of ordinary shares of the Company will receive one ordinary share of Delphi Technologies for every three ordinary shares of the Company held at the close of business on the Record Date. The distribution is expected to occur on December 4, 2017. Holders of ordinary shares of the Company will receive cash in lieu of fractional shares of Delphi Technologies (if any). Upon completion of the distribution, the Company will change its name to Aptiv PLC. This press release is furnished as Exhibit 99.4 hereto and incorporated herein by reference.

In connection with the Spin-Off, on or about November 22, 2017, the information statement attached hereto as Exhibit 99.1 will be mailed to holders of record of ordinary shares of the Company at the close of business on the Record Date.

The completion of the Spin-Off of Delphi Technologies from the Company is subject to the satisfaction of certain conditions as further described in the Separation and Distribution Agreement. One such condition, the effectiveness of Delphi Technologies’ registration statement on Form 10, as filed with the Securities and Exchange Commission, occurred on November 15, 2017.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements represent the Company’s current judgment about possible future events and include, but are not limited to, those related to the Company’s current beliefs as to the outcome of the matter described herein. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment as well as market conditions, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s and Delphi Technologies’ filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of November 15, 2017, by and between Delphi Automotive PLC and Delphi Technologies PLC

99.1	Information Statement of Delphi Technologies PLC

99.2	Delphi Automotive PLC press release dated November 15, 2017

99.3	Investor presentation materials

99.4	Delphi Automotive PLC press release dated November 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI AUTOMOTIVE PLC

Date: November 15, 2017	By:	/s/ David M. Sherbin
Name: David M. Sherbin
Title: Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer